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                                 STUART MAISTER

                                       and

                        MEDIALINK WORLDWIDE INCORPORATED




                       =================================


                                DEED OF COVENANT


                       =================================








                               WRIGHT SON & PEPPER
                               9, Grays Inn Square
                                     London
                                    WC1R 5JF
                                   Ref: SMA/VF

                                 LDE: 35 LONDON
                               Tel: 0171-242 5473
                               Fax: 0171-831 7454
                     E Mail: wsp@graysinnsquare.demon.co.uk


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THIS DEED is made on the 7th day of July 1998

BETWEEN

(1) STUART MAISTER of 26 Rowben Close, Totteridge, London N20 8QR ("the Covenantor")

(2) MEDIALINK WORLDWIDE INCORPORATED (a company incorporated under the laws of the State of Delaware, USA) of 708 3rd Avenue, New York, New York 10017, USA and whose address in England is at 37/38 Golden Square, London W1R 3AA ("the Purchaser")

WHEREAS:-

By an agreement dated the 7th day of July 1998 and made between the Covenantor and others (1) and the Purchaser (2) ("the Agreement") the Purchaser has agreed to complete today the purchase of the Shares (as defined in the Agreement) from the Covenantor and others in reliance, inter alia, upon the covenants contained in this Deed of Covenant.

NOW THIS DEED WITNESSES as follows:-

1.         DEFINITIONS AND INTERPRETATION

1.1        In this Deed:

           "Agreement"             means the Agreement between the Covenantor
                                   and others and the Purchaser for the sale and purchase of the Shares;

           "Business Day"          means a day (other than a Saturday or a
                                   Sunday) on which banks are open for business in London;

           "Company"               means Tempest T.V. Limited, a company
                                   incorporated in England and Wales (Co Reg
                                   No: 2693069) whose registered office is at 14/16 Great Portland Street, London W1N 6BL;

           "Completion"            means completion of the sale and purchase of
                                   the Shares under the Agreement;

           "Restricted Business"   means the business of television
                                   public relations consultancy and the
                                   production and distribution of associated video footage and new releases being the business of the Company as it is carried on at the date of Completion;

           "Territory"             means the United Kingdom being the territory
                                   within which the Company carries on the

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                                   Restricted Business at the date of
                                   Completion.

1.2 Any reference to a clause shall be deemed to be a reference to a clause of this Deed.

1.3 The clause headings are inserted for convenience only and shall not affect the interpretation of this Deed.

2.         RESTRICTIVE COVENANTS

2.1 For the purpose of assuring to the Purchaser the full benefit of the business and goodwill of the Company and in consideration of the payment by the Purchaser to the Covenantor of the sum of one hundred and ninety six thousand three hundred and fifteen (196,315 pounds) (receipt of which the Covenantor hereby acknowledges) the Covenantor hereby covenants with the Purchaser that he will not, either alone or in conjunction with or on behalf of any other person, firm or company do any of the following things:

           2.1.1 within four years after Completion, be engaged or (except as the holder of shares in any company which is quoted, listed or otherwise dealt in on a recognised stock exchange or other securities market and which confer not more than 5% of the votes which could be cast at a general meeting of such company) directly or indirectly be interested in or carry on the Restricted Business in the Territory;

           2.1.2 in relation to the Restricted Business use any trade or business name or distinctive mark, style or logo used by or in the business of the Company at any time during the three years before the date of Completion or anything intended or likely to be confused with it;

           2.1.3 within four years after Completion, in connection with the Restricted Business, solicit or attempt to solicit the custom, of any person, firm, company or organisation who shall at any time within the one year immediately preceding the date of Completion have been a customer or client of the Company;

           2.1.4 within four years after Completion, in connection with the Restricted Business, supply or attempt to supply any services and/or goods to any person, firm, company or organisation who shall at any time within the one year immediately preceding the date of Completion have been a customer or client of the Company;

           2.1.5 within four years after Completion, solicit or entice away from the employment of the Company any person who is at the date of Completion an employee of the Company;

           2.1.6 within four years after Completion in the Territory be engaged, concerned or interested in any business which has at any time during the two years immediately preceding the date of Completion supplied any goods and/or services to the Company if such engagement, concern or interest causes or would cause the supplier to cease or to materially reduce its supplies to the

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                      Company; and

           2.1.7 assist or encourage any other person firm or company to do any of the foregoing things.

2.2 Each covenant contained in this Clause shall be construed as a separate covenant and if one or more of the covenants is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade, the remaining covenants shall continue to bind the Covenantor.

2.3 If and to the extent that anything done or to be done under the terms of this Deed gives rise to a supply for VAT purposes, the person receiving the supply shall, upon receipt of a valid VAT invoice issued by the person making the supply, pay an amount equal to the VAT properly chargeable and shown on such invoice.

2.4 The terms of Clause 2.1 shall cease to apply to the Covenantor if the Purchaser:

           2.4.1 terminates the Service Agreement of even date herewith entered into between the Purchaser and the Covenantor otherwise than in accordance with the terms thereof; or

           2.4.2 without due cause fails to comply with its obligations to the Covenantor pursuant to Clause 3.9 of the Agreement.

3.         NOTICES

3.1 Any notice or other communication given or made under or in connection with the matters contemplated by this Deed shall be made in writing.

3.2 Any such notice or other communication shall be addressed as provided in Clause 3.3 and, if so addressed, shall be deemed to have been duly given or made as follows:

           3.2.1 if sent by recorded delivery or other guaranteed delivery post, two Business Days after the date of posting;

           3.2.2 if sent by facsimile, when despatched to the correct facsimile number confirmed by an activity report showing "transaction O.K." or words to similar effect and if followed immediately by written confirmation by recorded delivery or other guaranteed delivery post,


           PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside the hours of 9.30 am to 5.30 pm, such notice or other communication shall be deemed to be given or made at 9.30 am on the next Business Day.

3.3 The relevant addressee, address and facsimile number of each party for the purposes of this Deed, subject to Clause 3.4, are:

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
             Name of Party                              Address                         Facsimile No.
             The Purchaser:                             37/38 Golden Square             0171-439 1378
                                                        London W1R 3AA
             Medialink Worldwide Incorporated
             For the attention of David Davis

             Copy to:

             Medialink Worldwide Incorporated
             For the attention of Graeme McWhirter      708 Third Avenue
                                                        New York NY 10017 USA

             S. Maister                                 26 Rowben Close
                                                        Totteridge
                                                        London N20 8QR

3.4 Either party may notify the other party to this Deed of a change to its address or facsimile number for the purposes of Clause 3.3 PROVIDED THAT such notification shall only be effective on:

           3.4.1 the date specified in the notification as the date on which the change is to take place; or

           3.4.2 if no date is specified or the date specified is less than five clear Business Days after the date on which notice is given, the date falling five clear Business Days after notice of any such change has been given.

4.         GOVERNING LAW

           The construction, validity and performance of this Deed shall be governed and construed in accordance with the law of England and shall be subject to the non-exclusive jurisdiction of the England Courts.


IN WITNESS whereof the parties hereto have executed this document as a Deed and delivered it the day and year first above written

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Signed as a Deed by                              )
STUART MAISTER                                   )           /s/ Stuart Maister

in the presence of:-                             )

Witness: Name                 Edward Miller.......

Address                       90 Conce Acre
                              London..............

 ..................................................

 ..................................................

Occupation                          Solicitor

Executed as a Deed by                             )
MEDIALINK                                         )          /s/ David Davis
WORLDWIDE INCORPORATED                            )
acting by                                         )